UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2010

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

505 Fifth Avenue
New York, New York 10017
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (212) 771-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Securities and Trading Markets

Item 1.01. Material Modification to Rights of Security Holders.

     On September 15, 2010, CIT Group Inc. (the “Company”) filed its 2009 consolidated federal tax return with the U.S. Internal Revenue Service. In connection with that filing, the Company elected to apply Section 382(l)(6) of the Internal Revenue Code of 1986 (the “Code”) to the net operating losses and other tax assets (the “Tax Benefits”) that the Company had prior to its emergence from bankruptcy on December 10, 2010.

     The Company’s 2009 reorganization constituted an ownership change under Section 382 of the Code, which places an annual dollar limit on the use of Tax Benefits. Section 382 contains two relief provisions for limitations on the usage of Tax Benefits in Chapter 11 bankruptcy. Under Section 382(l)(5), there is no annual limitation on the amount of Tax Benefits that the Company can use, but the aggregate amount of Tax Benefits is effectively reduced by deductions for certain interest expense with respect to notes that were exchanged for equity, and if the Company experiences an “ownership change” for U.S. federal income tax purposes within two years of its emergence from bankruptcy, the Company’s remaining Tax Benefits, if any, would be entirely eliminated. Under Section 382(l)(6), the amount of Tax Benefits that the Company may use each year is limited, but there is no reduction in Tax Benefits, and there is no requirement to eliminate unused Tax Benefits upon a change in ownership within two years of the reorganization. The Company amended its Certificate of Incorporation prior to emergence from bankruptcy to add Article Twelfth, which imposes certain restrictions on the transfer of the New Common Stock, in order to protect the Tax Benefits if the Company elected to apply Section 382(l)(5). In light of the Company’s election to apply Section 382(l)(6), the Board of Directors has determined that electing to apply Section 382(l)(5) is no longer in the best interests of the Company and its shareholders, and accordingly, Article Twelfth has no further force or effect.

Forward-Looking Statement

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2009. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

Date: September 15, 2010	By:	/s/ Scott T. Parker

		Name:	Scott T. Parker
		Title:	Executive Vice President and
Chief Financial Officer